UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2013

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, Suite 800, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2013, the Board of Directors (the “Board”) of Main Street Capital Corporation (the “Company”), upon the recommendation of the Company’s Nominating and Corporate Governance Committee of the Board, amended and restated the Company’s Bylaws (the “Bylaws”).  Article II, Section 7 of the Bylaws was amended to change the voting standard for the election of directors from a plurality to a majority voting standard in uncontested elections.  Under the new majority voting standard, a nominee for director shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election.

Directors will continue to be elected by a plurality vote at any meeting of stockholders for which the number of nominees who have been properly nominated exceeds the number of directors to be elected on the tenth day before the Company first mails its notice of meeting to stockholders for the meeting.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the complete text of the Bylaws, as amended, a copy of which is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

In connection with the amendment to the Bylaws, the Board also approved amendments to the Company’s Corporate Governance and Stock Ownership Guidelines to institute certain procedures related to the majority voting standard for the election of directors in uncontested elections.  The Company’s Corporate Governance and Stock Ownership Guidelines, as amended, are available on the Company’s website at www.mainstcapital.com.

Item 8.01              Other Events.

On March 6, 2013, the Registrant issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under Item 8.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

3.1                                            Amended and Restated Bylaws of Main Street Capital Corporation

99.1                                     Press release dated March 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: March 6, 2013	By:	/s/ Dwayne L. Hyzak
Name: Dwayne L. Hyzak
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Main Street Capital Corporation

99.1	Press release dated March 6, 2013